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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

BFC FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached as Exhibit 99.1 to this report are presentation materials which have been prepared by BFC Financial Corporation (the “Company”) and BBX Capital Corporation (“BBX Capital”) to be used in one or more presentations following the filing of this report. The Company owns a 52% equity interest and 72% voting interest in BBX Capital. Neither the Company nor BBX Capital undertakes to update the attached presentation materials. This report should not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 – BFC Financial Corporation and BBX Capital Corporation Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION

Date: May 27, 2014	By:	/s/ John K. Grelle
John K. Grelle,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	BFC Financial Corporation and BBX Capital Corporation Presentation Materials